[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

Exhibit 10.44

AMENDMENT NO. 5

TO THE CONTRACT MANUFACTURING AGREEMENT

(in respect of the completion of the manufacturing relationship)

This Amendment No. 5 to the Contract Manufacturing Agreement (“Amendment 5”) is made effective as of January 1, 2019 (“Amendment 5 Effective Date”) by and between:

(1) Alder BioPharmaceuticals, Inc., a company incorporated in Delaware, with its principal office at 11804 North Creek Parkway South, Bothell, WA 98011 U.S.A. (“Alder”), and

(2) Sandoz GmbH, a company incorporated in Austria, with its office at Biochemiestrasse 10, A-6250 Kundl, Austria (“Sandoz”).

WHEREAS

(A) The Parties entered into a Contract Manufacturing Agreement effective as of May 4, 2015, as amended by Amendment No. 1 effective September 19, 2016, Amendment No. 2 effective November 17, 2016, Amendment No.3 effective March 31, 2017, Amendment No. 3.1 effective December 22, 2017, and Amendment No. 4 effective June 15, 2018 (collectively, the “Agreement”);

(B) The Parties wish to amend the Agreement in order to mutually agree on the completion and termination of the collaboration on or before December 31, 2023;

(C) To facilitate the completion and termination of the manufacturing relationship between the Parties and in order to not jeopardize the launch of the Product, Schedule 17 shall be added to the Agreement, reflecting the “Guaranteed Capacity” which Sandoz guarantees Alder per year in each of the years 2019 through 2023 as well as the “Capacity Reservation Fee” for securing the Guaranteed Capacity, which Alder will pay to Sandoz therefor in each such year; and

(D) To guarantee the payment by Alder of the Capacity Reservation Fees, PAI Payments and BLA Payment (as defined herein), Alder agrees to provide a bank guarantee in the form of a standby letter of credit in favor of Sandoz;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Alder and Sandoz agree as follows:

Capitalized terms used in this Amendment 5, but not otherwise defined, have the meaning ascribed to them in the Agreement.

Amendments:

The Parties agree that the Agreement is amended as follows:

1.Schedule 17:

The Parties agree that the Agreement is amended to include, as a new Schedule 17, the Schedule 17 that is attached to this Amendment 5, and the “List of Schedules” following the signature page of the Agreement is amended accordingly.

2.Definitions:

The definitions set forth below are added to the Clause 1 (Definitions) of the Agreement:

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“Calendar Year” means the twelve (12)-month period beginning on January 1 and ending on December 31.

“Capacity Reservation Fee” means [***]

“Facility” means the production plant of Sandoz for the Fermentation and Purification of the Product, located in A-6250 Kundl, Austria.

“Guaranteed Capacity” means the production capacity level of [***] Fermentation and Purification Plant located in the Facility, in which Sandoz agrees to Manufacture BDS for Alder in each of the Calendar Years 2019 through 2023, as set forth in the table below.

Year	Batches
2019	[***]
2020	[***]
2021	[***]
2022	[***]
2023	[***]

“Guaranteed Contract Revenue” corresponds to the amount that Alder will pay to Sandoz to run campaigns and Deliver Batches corresponding to the Minimum Annual Order Quantity per year.

“Minimum Annual Order Quantity” means an aggregate annual amount of BDS ordered by Alder equal to [***] for the applicable Calendar Year.

3.Contract Manufacture Phase:

The following sub-clauses (4), (5) and (6) are added to Clause 10 of the Agreement:

10(4)Sandoz agrees to provide Alder up to the Guaranteed Capacity in the Facility for each of the Calendar Years 2019 through 2023; provided, however, that (i) in the event Sandoz has the product capacity to Manufacture, and Alder is willing to order, Batches in excess of the annual Guaranteed Capacity, the Parties will do so upon mutual agreement (“Accelerated Production”), and (a) upon such Accelerated Production, the Guaranteed Capacity Batch amounts in the last Calendar Year of the Term will be reduced by the number of Batches Manufactured in accordance with such Accelerated Production in excess of the annual Guaranteed Capacity for such preceding Calendar Year, and (b) the Capacity Reservation Fees in the last Calendar Year of the Term will be adjusted pro rata to account for such Accelerated Production, such that the Capacity Reservation Fee in the last Calendar Year of the Term reflects the number of Batches relative to [***] Released Batches that will be Delivered by Sandoz in such last Calendar Year to reach the total Guaranteed Capacity ([***] Batches) for the entirety of the Term; and (ii) in the event the Parties agree to order and Manufacture Batches in excess of the annual Guaranteed Capacity such that the total Guaranteed Capacity ([***] Batches) is Manufactured and Delivered prior to December 31, 2023, the Agreement will terminate in accordance with Clause 30 on such earlier date.  Notwithstanding Clause 20(5), in the event the actual number of Batches Manufactured by Sandoz at the Facility in any year is less than the Guaranteed Capacity, such shortfall (up to the Guaranteed Capacity) shall be Manufactured by Sandoz in the subsequent year.  In the event such shortfall is not fully remediated in the subsequent year, such shortfall shall automatically continue to roll over into the following years until Manufactured by Sandoz. For clarity, Alder agrees to purchase no less than the Minimum Annual Order Quantity in any given Calendar Year during the Term, and Sandoz agrees to Manufacture a number of Batches at least equal to the Minimum Annual Order Quantity in such Calendar Year, with a total of [***] Batches to be Manufactured and Delivered during the entirety of the Term.

10(5)The Parties acknowledge and agree that during the Contract Manufacture Phase, the provisions of Clause 4 in respect of facility modifications and other specific investments shall continue to apply.

10(6)[***]

4.Binding Capacity Reservation/Guaranteed Capacity:

Clause 11 of the Agreement is amended and replaced in its entirety with the following:

11 (1) For each Calendar Year during the Term beginning January 1, 2019, Alder shall place orders according to Clause 13 to fully consume at least the Minimum Annual Order Quantity in the given Calendar

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Year. The Minimum Annual Order Quantity and Guaranteed Capacity shall take into consideration the general principles regarding Engineering Batches as described in Clause 14.

11(2) If in Calendar Year 2019 or any subsequent Calendar Year during the Term, Alder does not fulfil its obligations to order amounts of BDS fully consuming the Minimum Annual Order Quantity, Sandoz shall invoice Alder, and Alder shall pay to Sandoz no later than by [***] days after the end of such Calendar Year the difference between the actually ordered and invoiced BDS and the Guaranteed Contract Revenue for the given Calendar Year.

11(3) Sandoz shall be under no obligation to accept orders that exceed the Guaranteed Capacity.

5.Forecast and Planning:

Clause 12 of the Agreement is amended and replaced in its entirety with the following:

12(1) Based on Alder’s commitment to order the Minimum Annual Order Quantity, Sandoz will, on or before [***] of each Calendar Year, provide Alder with the Sandoz planning forecast for the Manufacture of BDS for the following Calendar Year (“Planning Forecast”). Alder shall, in accordance with Clause 13, issue orders for [***] of the BDS amounts covered by the Minimum Annual Order Quantity as provided in the Planning Forecast.

6.Regulatory License:

The following Clause is added to Clause 18 of the Agreement:

18(6)Sandoz agrees that the manufacturing license for ALD403 BDS will not be transferred by Sandoz to any Third Party before the earlier of (a) Alder receiving BLA approval for Alder’s Product and (b) December 31, 2023; provided, however, nothing in this Agreement shall prevent Sandoz from transferring the manufacturing license for ALD403 in connection with the merger of Sandoz with, or sale to, a Third Party or a Third Party’s purchase of all or a substantial part of the business to which this Agreement relates, in accordance with Clause 37(1).

7.Payment:

The following sub-clauses (3) and (4) are added to Clause 23 of the Agreement:

23(3)The Capacity Reservation Fee will be paid by Alder as set forth in Schedule 17.

In addition to the Capacity Reservation Fee, Alder shall pay to Sandoz:

(i)

Within [***] business days after the Amendment 5 Effective Date, [***] EUR as an initial payment in respect of Facility utilization costs associated with this Amendment 5 (the “Amendment 5 Initial Payment”); and

(ii)	[***] EUR on [***] and [***] EUR on [***], to cover Sandoz’s costs and expenses related to the preparation for and FDA’s Pre-Approval Inspection (PAI) (the “PAI Payments”) and
(iii)

[***] EUR on [***] to cover Sandoz’s costs and expenses related to the BLA submission and approval (the “BLA Payment”, and together with the Amendment 5 Initial Payment, and the PAI Payments, the “Additional Fixed Payments”).

23(4)Alder shall (a) within [***] business days after the Amendment 5 Effective Date, pay via wire transfer to Sandoz the full amount of the Amendment 5 Initial Payment; and (b) no later than on [***] obtain a standby letter of credit in favor of Sandoz from a financial institution acceptable to Sandoz (the “Letter of Credit”) in an amount equal to [***] (“Issuance Date”). After the Issuance Date and during the Term, Alder shall ensure that the amount of the Letter of Credit equals [***]

8.Term:

Clause 30 of the Agreement is amended and replaced in its entirety with the following:

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30Subject to the provisions for earlier termination contained herein, this Agreement shall come into force on the Effective Date and shall continue in full force and effect until the earlier of (a) December 31, 2023, but only if Sandoz has Manufactured and Delivered under the total Guaranteed Capacity ([***] Batches) in accordance with Clause 10(4) by such date, or (b) the date Sandoz has Manufactured and Delivered under the total Guaranteed Capacity ([***] Batches) in accordance with Clause 10(4), unless earlier terminated by mutual written agreement of the Parties (the “Term”); [***]

9.Termination:

Clause 31(1), is deleted from the Agreement.

The following sub-clause (9) is added to Clause 31 of the Agreement:

31(9)Alder may terminate this Agreement by giving Sandoz at least [***] prior written notice in the event that Alder reasonably foresees that [***]. In the event Alder provides Sandoz notice of termination in accordance with this Clause 31(9), Alder shall only be required to purchase [***] of the Minimum Annual Order Quantity during the [***] notice period and shall only be required to pay Sandoz any Capacity Reservation Fees, and other amounts which are accrued as of the date of termination (including the PAI Payments and/or BLA Payment). If Alder provides Sandoz notice of termination during a Calendar Year, the Capacity Reservation Fee for the portion of the [***] notice period in the subsequent Calendar Year will be reduced pro rata based on the date of such notice of termination. For clarity, at the end of such [***] notice period, all future Capacity Reservation Fees owed by Alder under the terms of this Agreement are waived.

10.Completed Activities:

The Parties agree that the activities contemplated by Clauses 3 (ALD403 Process Implementation Activities), 5 (Demonstration Lot Campaign (DLC)), and 7 (Validation Lot Campaign (VLC)) of the Agreement have been completed.

11.[***]

[***]

12.Reference to and Effect on the Agreement:

On and after the Amendment 5 Effective Date, each reference to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended hereby.  No reference to this Amendment 5 need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any of such instrument or document to be deemed to be a reference to the Agreement as amended hereby.

13.Miscellaneous; Counterparts:

In accordance with Clause 25(5) of the Agreement, the Parties will not issue any press release or other public announcements or otherwise disclose this Amendment 5 or the Agreement or any of its provisions, without the prior written approval of the other Party, except as may be required by applicable law, rule or regulation, including disclosures required by the rules and regulations of the United States Securities and Exchange Commission or of any securities exchange or other stock market on which such Party’s securities are traded, provided, such Party shall use reasonable efforts to notify the other Party reasonably in advance of such filing required by applicable law, rule or regulation, and shall seek confidential treatment of the provisions contained in this Amendment Number 5 and the Agreement, to the maximum extent permitted by such governmental body.  To this end, the filing Party shall provide the other Party with a copy of this Amendment 5 or the Agreement marked to show provisions for which such filing Party intends to seek confidential treatment and shall reasonably consider and incorporate the other Party’s comments thereon, if any, to the extent the filing Party is able to do so based on the advice of its legal counsel and consistent with legal requirements.  All other terms and conditions of the Agreement remain unchanged and are in full force and effect. In the event of any conflict between the terms of this Amendment 5 and the terms of the Agreement, the terms of this Amendment 5 shall control.  The Agreement (including the

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exhibits and schedules attached thereto and referenced therein), as amended by this Amendment 5 (including the schedule attached hereto and referenced herein), constitutes the full understanding of the parties and is the final and complete expression of their agreement with respect to the specific subject matter thereof and hereof, and supersedes any previous or contemporaneous oral or written agreements regarding such subject matter.  This Amendment 5 may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.  Any such counterpart may contain one or more signature pages.  This Amendment 5 may be executed by facsimile signature pages.

[signature page follows]

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In witness whereof, the undersigned have caused this Amendment 5 to be executed and delivered on the date first written above.

Sandoz GmbH	Alder BioPharmaceuticals, Inc.
Date:	Date:
By:	By:
Name:	Name:
Title:	Title:
Date:
By:
Name:
Title:

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PRIVILEGED AND CONFIDENTIAL _ ATTORNEY CLIENT WORK PRODUCT

List of Schedules

Schedule 17Capacity Reservation Fee

[the remainder of this page has been intentionally left blank]

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SCHEDULE 17 Capacity Reservation Fee

Year	Due Date	Guaranteed Capacity [Batches of BDS]	Capacity Reservation Fee [EUR]
2019	[***]	[***]	[***]
2020	[***]	[***]	[***]
2021	[***]	[***]	[***]
2022	[***]	[***]	[***]
2023	[***]	[***]	[***]

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.